Exhibit 10.20

CONFIDENTIAL

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT No. 1 TO THE

LICENSE AGREEMENT

DATED 26 AUGUST 2003

By And Between

THE SCRIPPS RESEARCH INSTITUTE,

a California non-profit public benefit corporation

AND

AMBRX, INC.,

a Delaware corporation

CONFIDENTIAL

THIS AMENDMENT AGREEMENT is made on the 19th day of December, 2005

BETWEEN

(1)	The Scripps Research Institute, a California non-profit public benefit corporation, located at 10550 North Torrey Pines Road, La Jolla, California 92037 (hereafter referred to as “TSRI”); and,

(2)	Ambrx, Inc., a corporation duly incorporated under the laws of the state of Delaware, and having its principal place of business at 10410 Science Center Drive, San Diego, California 92121 (hereafter referred to as “AMBRX”).

RECITALS:

(A)	TSRI and AMBRX entered into a License Agreement dated 26 August 2003 (the “License Agreement”) under which TSRI granted licenses under certain Licensed Patent Rights (as defined therein) to AMBRX; and

(B)	AMBRX and TSRI desire to modify Exhibit A of the License Agreement which sets forth the listing of Licensed Patent Rights according to the terms of the License Agreement, the details of such modification of Exhibit A are expressed in full in this amendment agreement (the “Amendment Agreement”).

NOW THEREFORE in consideration of the mutual promises and covenants provided herein it is hereby agreed as follows:

1.	Upon execution of this Amendment Agreement by both TSRI and AMBRX this Amendment Agreement shall take effect as if it had been originally included in the License Agreement as of the Effective Date (as defined therein) of the License Agreement:

2.	Exhibit A of the License Agreement is deleted in its entirety, and is replaced by the NEW EXHIBIT A, which is attached hereto.

3.	Except as expressly provided herein, all other terms and conditions of the License Agreement shall remain in full force and effect.

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CONFIDENTIAL

THIS AMENDMENT AGREEMENT having been executed by or on behalf of the Parties shall be effective as of the date at the top of page one of this Amendment Agreement.

Signed on behalf of		)
THE SCRIPPS RESEARCH INSTITUTE		)
by		)
/s/ Polly A. Murphy, DVM, Ph.D		)
)
Name:	Polly A. Murphy, DVM, Ph.D	)
)
Title:	Senior Vice President, Business and	)
	Scientific Services	)

Signed on behalf of		)
AMBRX, INC.		)
by		)
/s/ Troy E. Wilson		)
)
Name:	Troy E. Wilson	)
)
Title:	Chief Business Officer	)
)

CONFIDENTIAL

NEW EXHIBIT A

CONFIDENTIAL

Exhibit A

Licensed Patent Rights

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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.